UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11,500.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

T3 Defense Inc., a Delaware corporation (the “Company”) announces it has regained compliance with Nasdaq’s Stockholders' Equity Requirement.

As previously disclosed, on August 20, 2026, the Company, received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market, LLC ("Nasdaq") notifying the Company that it is not in compliance with the minimum stockholders' equity requirement set forth in Nasdaq Listing Rule 5450(b)(1)(A) for continued listing on The Nasdaq Global Market (the “Stockholders' Equity Requirement”). Nasdaq Listing Rule 5450(b)(1)(A) requires listed securities to maintain a minimum stockholders' equity of $10,000,000. Based on the stockholders' equity reported in the Form 10-Q for the period ended June 30, 2026, the Company no longer satisfied the minimum stockholders' equity requirement.

The Company subsequently submitted to Nasdaq a plan to regain compliance with the Stockholders' Equity Requirement. Notwithstanding that the Company requested an extension of up to 180 calendar days from the date of the Notice to evidence compliance, the Company explained that the common warrants issued in the $20 million February 24, 2026 private placement resulted in the warrants being recorded as a liability-classified instrument. Such classification resulted in the warrants being remeasured at fair value each reporting quarter – the reported carrying amount of the warrant liability was approximately $24.5 million at December 31, 2025 and approximately $124.4 million as of June 30, 2026. The corresponding effect on the equity section was to move stockholders' equity from approximately $42.5 million at March 31, 2026 to a deficit of approximately $19.7 million at June 30, 2026.

As of September 30, 2026, the holders of the warrants had exercised approximately 96% of the outstanding warrants. Accordingly, the deficiency identified in the Notice has been substantially eliminated by an event that has already occurred. The non-cash liability that drove reported stockholders' equity negative as of June 30, 2026 is no longer carried on the Company's balance sheet other than to the de minimis residual. After giving effect to the exercise of the warrants, the Company's total stockholder's equity as of said date was approximately $99.9 million on a pro forma basis. The amount is significantly in excess of the Stockholders' Equity Requirement.

Based on management’s assessment of the Company’s financial condition, the Company believes that as of the date of this Current Report on Form 8-K, it has regained compliance with the Stockholders' Equity Requirement. The Company has requested that Nasdaq resolve the previously disclosed stockholders’ equity deficiency and confirm the Company’s compliance.

Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement and, if at the time of its next periodic report the Company does not evidence compliance, the Company may be subject to delisting. The Company’s next periodic report will be its Quarterly Report on Form 10-Q for the quarter ending September 30, 2026. The Company intends to submit this Current Report on Form 8-K in support of a determination that the Company has regained compliance with the Stockholders’ Equity Requirement. This report is being provided in connection with the Company’s request to Nasdaq for a favorable determination, and does constitute Nasdaq confirmation that the deficiency has been resolved or that the delisting proceedings have been terminated.

There can be no assurance that Nasdaq will determine that the Company has regained compliance, that any such determination will not be subject to conditions or a monitoring period, or that the Company will be able to maintain compliance with the Stockholders’ Equity Requirement or Nasdaq’s other continued listing requirements.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section. It shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent expressly incorporated by specific reference in that filing. This report does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. To the extent applicable, the Company intends these statements to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include expectations regarding final financial reporting and accounting treatment; the timing and outcome of Nasdaq’s review; the Company’s ability to regain and maintain compliance with Nasdaq’s continued listing requirements; impairment of goodwill and future stockholders’ equity, financial condition and capital needs. Words such as “believes,” “expects,” “estimates,” “anticipates,” “intends” and “may” and similar expressions may identify such statements.

These statements are based on current expectations and assumptions and involve risks and uncertainties that may cause actual outcomes to differ materially. Those risks include adjustments identified during the audit review and audit procedures; changes to the classification, valuation or accounting treatment of the preferred stock, warrants or related contractual provisions; differences between estimated and actual offering costs; additional operating losses, preferred dividends and other charges; Nasdaq’s exercise of discretion in evaluating both current equity and the ability to sustain compliance; additional conditions or information required by Nasdaq; an adverse Nasdaq determination; the Company’s ability to satisfy other listing standards, obtain required stockholder approvals and comply with its financing and registration rights obligations; and the availability of additional capital if needed. Additional risks are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and its subsequent reports and other filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance or of a favorable Nasdaq determination and speak only as of the date made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: October 23, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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